EXHIBIT 99.10


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Deal Name:    MSAC 2004-NC5

Detailed collateral info                                724,673,794.28

                                                                     % of group
                       # of Loans      Balance       Avg. Balance    balance       WAC     WARM   FICO    OLTV    CLTV    DTI
                       ----------   --------------   ------------   -----------   ------   ----   ----   ------   ----   -----
-------------------------------------------------------------------------------------------------------------------------------
Aggregated                   4215   724,673,794.28     171,927.35                  7.031    351    607    79.75          40.38
-------------------------------------------------------------------------------------------------------------------------------
RATE
10.001-10.5                    20     1,577,106.26      78,855.31         0.22%   10.275    334    527    71.64          39.79
10.501-11                       9       862,404.72      95,822.75         0.12%   10.717    345    519    72.84          34.31
11.001-11.5                     2       121,576.17      60,788.09         0.02%   11.273    357    553    74.54          44.29
greater than 11.5               1        90,313.89      90,313.89         0.01%   11.575    357    513    80.00          49.33
                                                                           0.37%
Average Loan Balance
0-24,999                       --               --             --         0.00%       --     --     --       --             --
25-49,999                      71     3,375,319.51      47,539.71         0.47%    7.765    298    590    64.08          34.95
50-74,999                     489    30,880,385.65      63,150.07         4.26%    7.776    325    583    75.38          36.66
                                                                           4.73%
400-500k                      130    58,674,431.00     451,341.78         8.10%    6.776    355    624    82.26          41.33
500-600k                       15     8,227,584.06     548,505.60         1.14%    6.371    357    637    80.61          37.94
600-700k                        1       613,682.14     613,682.14         0.08%    5.800    356    652    85.00          47.86
                                                                           9.32%
FICO
N/A or Below 500               --               --             --         0.00%       --     --     --       --             --
500-519                       372    52,844,008.28     142,053.79         7.29%    8.172    352    509    73.90          40.30
520-539                       432    67,723,388.69     156,767.10         9.35%    7.731    354    529    74.86          41.39
540-559                       441    64,989,763.48     147,369.08         8.97%    7.567    353    550    77.36          40.78
560-579                       380    63,054,857.02     165,933.83         8.70%    7.284    349    569    77.87          39.93
580-599                       434    73,886,103.47     170,244.48        10.20%    6.984    351    589    78.89          40.59
                                                                          44.50%
LTV
80                           1088   175,301,105.28     161,122.34        24.19%    6.872    352    607    80.00          40.60
80-84                         204    39,585,278.47     194,045.48         5.46%    6.838    351    613    83.38          40.68
85-89                         598   104,531,658.35     174,802.10        14.42%    7.086    351    607    86.02          39.91
90-94                         574   111,993,395.38     195,110.44        15.45%    7.005    354    632    90.35          40.91
95-99                         172    34,948,111.47     203,186.69         4.82%    7.107    355    638    95.06          41.22
100                            70    13,180,494.68     188,292.78         1.82%    7.509    357    680   100.00          41.30
                                                                          66.17%

2nd Home                       30     5,919,500.68     197,316.69         0.82%    7.408    356    628    81.17          40.08
Invest Property               321    52,812,593.76     164,525.21         7.29%    7.104    349    654    77.66          36.95
                                                                           8.10%

2nd lien                       --               --             --         0.00%       --     --     --       --             --

Silent Seconds                615    99,769,788.23     162,227.30        13.77%    6.483    356    631    80.39          41.86

Documentation Type
Stated Doc                   1288   256,170,736.36     198,890.32        35.35%    7.308    352    619    80.03          39.82
Limited                       171    33,763,845.21     197,449.39         4.66%    6.905    354    610    79.31          37.71
                                                                          40.01%

Cash Out                     2865   498,669,431.40     174,055.65        68.81%    7.080    349    597    77.84          40.22

2-4 Family                    309    70,602,063.69     228,485.64         9.74%    6.902    351    636    78.59          39.77
Condo                         235    36,740,485.53     156,342.49         5.07%    6.900    354    623    79.52          39.23
                                                                          14.81%
Credit Grade
B                             283    42,159,372.05     148,973.05         5.82%    7.800    351    556    73.53          39.75
C                             262    40,532,215.04     154,703.11         5.59%    8.031    353    557    69.38          39.86
C-                             26     3,418,514.42     131,481.32         0.47%    9.617    357    553    62.07          41.60
FICO                            1       487,681.12     487,681.12         0.07%    5.125    295    676    80.00          47.08
                                                                          11.95%
Debt to Income Ratio
40-45                         868   155,686,934.46     179,362.83        21.48%    7.041    351    611    80.96          42.57
45-50                        1225   229,656,793.64     187,474.93        31.69%    6.965    351    608    81.66          47.83
50-55                         240    41,976,181.24     174,900.76         5.79%    7.078    348    580    69.92          52.57
greater than 55                 6     1,006,946.84     167,824.47         0.14%    6.647    357    588    62.72          56.83

                                      % of
                         % of Full   Primary   % Single
                            Doc       Owner     Family    % Cashout
                         ---------   -------   --------   ---------
-------------------------------------------------------------------
Aggregated                   59.99     91.90      73.90       68.81
-------------------------------------------------------------------
RATE
10.001-10.5                  61.45     96.34      84.10       48.65
10.501-11                    63.77     93.19      93.19       88.15
11.001-11.5                  54.64    100.00     100.00      100.00
greater than 11.5           100.00    100.00       0.00      100.00

Average Loan Balance
0-24,999                        --        --         --          --
25-49,999                    71.03     85.81      92.74       77.23
50-74,999                    74.56     88.24      85.30       65.02

400-500k                     49.32     87.62      61.11       66.69
500-600k                     45.75     86.23      80.51       53.41
600-700k                    100.00    100.00     100.00      100.00

FICO
N/A or Below 500                --        --         --          --
500-519                      69.13     98.91      80.53       85.98
520-539                      70.56     98.11      78.65       86.65
540-559                      64.02     97.25      81.07       81.74
560-579                      63.61     95.69      79.70       78.49
580-599                      62.74     94.17      78.69       66.71

LTV
80                           68.58     93.16      71.52       47.02
80-84                        62.76     87.95      75.94       85.47
85-89                        52.49     86.29      74.79       77.76
90-94                        48.29     95.93      69.96       52.43
95-99                        68.04     99.58      81.25       55.13
100                          83.49    100.00      75.12       21.33


2nd Home                     19.12      0.00      50.29       54.38
Invest Property              44.24      0.00      45.27       66.34


2nd lien                        --        --         --          --

Silent Seconds               77.44     97.88      71.41       13.02

Documentation Type
Stated Doc                    0.00     87.87      71.48       67.99
Limited                       0.00     90.61      78.90       75.04


Cash Out                     59.99     92.33      76.95      100.00

2-4 Family                   46.52     67.84       0.00       66.56
Condo                        63.53     86.18       0.00       54.77

Credit Grade
B                            76.63     96.10      83.16       87.46
C                            68.84     97.47      80.47       92.21
C-                           90.07    100.00      85.72       92.56
FICO                          0.00    100.00     100.00        0.00

Debt to Income Ratio
40-45                        55.82     93.13      72.31       66.48
45-50                        64.20     93.71      76.68       63.87
50-55                        74.17     90.69      71.17       88.23
greater than 55             100.00    100.00      87.32      100.00

Notes: OLTV means the original LTV of the loan; CLTV applies if there is a silent 2nd lien behind;


FICO Range       ----<= 59LTV----     ----60-70 LTV----
----------   ----------------------   ----------------------
              #            $            #           $
----------   -----   --------------   -----   --------------

<=500            2       140,793.00       2       165,558.24
501-550         70     9,080,244.11     162    25,534,447.27
551-600         94    12,380,565.50      94    16,083,271.89
601-650         68     8,908,564.64      84    16,125,139.75
>650            51     7,392,552.85      57    11,293,335.84
             -----   --------------   -----   --------------
Total          285    37,902,720.10     399    69,201,752.99
             =====   ==============   =====   ==============


FICO Range    ----70-80 LTV----            ---- >=80LTV----          ---- Total----
----------   ----------------------   ----------------------   ----------------------
               #           $            #           $            #           $
----------   -----   --------------   -----   --------------   -----   --------------

<=500            6     1,174,660.92       5       698,178.68      15     2,179,190.84
501-550        327    49,607,194.56     448    66,261,187.87   1,007   150,483,073.81
551-600        200    32,290,774.86     678   113,754,892.48   1,066   174,509,504.73
601-650        190    33,893,609.36     944   170,616,392.77   1,286   229,543,706.52
>650           102    21,063,037.86     631   128,209,391.83     841   167,958,318.38
             -----   --------------   -----   --------------   -----   --------------
Total          825   138,029,277.56   2,706   479,540,043.63   4,215   724,673,794.28
             =====   ==============   =====   ==============   =====   ==============